UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2006

MediCor Ltd.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-50442	14-1871462
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4560 South Decatur Boulevard, Suite 300, Las Vegas, NV 89103
(Address of Principal Executive Offices)

(702) 932-4560
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

The Company issued a press release on November 3, 2006 announcing that Theodore R. Maloney, its Chief Executive Officer, will be presenting at CIBC World Markets 17th Annual Healthcare Conference on Tuesday, November 7, 2006 at 1:50pm Eastern Standard Time at the Waldorf-Astoria Hotel in New York, NY.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Exhibit No.	Description

99.1	Copy of press release issued by the Company on November 3, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDICOR, LTD.

	By:	/s/ Theodore R Maloney

	Name:	Theodore R. Maloney
	Title:	Chief Executive Officer

Date: November 3, 2006